UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefits Plans.

On May 24, 2023, Wesbanco, Inc. (the “Company”) sent a notice (the “Notice”) to members of its board of directors and its executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a covered blackout period under the Wesbanco, Inc. Employee Stock Ownership and 401(k) Plan (the “KSOP”) and the Wesbanco, Inc. Deferred Compensation Plan (the “DC Plan” and together with the KSOP, the “Plans”).

The blackout period is necessary to complete the transition of the recordkeeping and administrative services associated with the Plans to Empower. During the blackout period, participants in the Plans will not be able to undertake certain actions, including: directing or diversifying investments in their individual accounts, including transfers into or out of the KSOP fund that holds Company common stock or changing deemed investments in Company common stock under the DC Plan; obtaining loans or distributions from the KSOP; or changing contribution rates. The blackout period is expected to begin on July 18, 2023, and end on or about August 16, 2023. During the blackout period and for a period of two years after the ending date of the blackout period, the Company’s securityholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the Company by telephone at (304) 234-9000 or by mail at 1 Bank Plaza, Wheeling, WV 26003.

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 - Notice to Directors and Executive Officers of Wesbanco, Inc. dated May 24, 2023.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	May 24, 2023	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Executive Vice President and Chief Financial Officer